Exhibit 99.1

7887 E. Belleview Ave. Suite 500 Denver, CO 80111 (720)287-3093

Assure Holdings Sets Fourth Quarter and Year End 2022

Conference Call for Monday, April 3, 2023, at 9:00 a.m. ET

DENVER, March 31, 2023 (GLOBE NEWSWIRE) -- Assure Holdings Corp. (the “Company” or “Assure”) (NASDAQ: IONM), a provider of intraoperative neuromonitoring (“IONM”) and remote neurology services, will hold a conference call on Monday, April 3, 2023 at 9:00 a.m. Eastern Time to discuss its financial results for the fourth quarter and year ended December 31, 2022.

The live webcast of the conference call and related presentation slides can be accessed at ir.assureneuromonitoring.com/news-events/ir-calendar. An audio-only option is available by following the dial-in instructions below. Investors who opt for audio-only will need to download the related slides at ir.assureneuromonitoring.com/company-information/presentations.

The Company will report its financial results in a press release prior to the conference call.

Date: Monday, April 3, 2023

Time: 9:00 a.m. Eastern Time (7:00 a.m. Mountain Time)

Toll-free dial-in number: 1-877-545-0320

International dial-in number: 1-973-528-0002

Conference ID: 486022

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

The conference call will be broadcast live and available for replay at: https://www.webcaster4.com/Webcast/Page/2566/47850.

A replay of the conference call will be available after 12:00 p.m. Eastern Time on the same day through Monday, April 17, 2023.

Toll-free replay number: 1-877-481-4010

International replay number: 1-919-882-2331

Replay ID: 47850

About Assure Holdings

Assure Holdings Corp. is a best-in-class provider of outsourced intraoperative neuromonitoring and remote neurology services. The Company delivers a turnkey suite of clinical and operational services to support surgeons and medical facilities during invasive procedures that place the nervous system at risk including neurosurgery, spine, cardiovascular, orthopedic and ear, nose and throat surgeries. Assure employs highly trained technologists that provide a direct point of contact in the operating room. Physicians employed through Assure subsidiaries simultaneously monitor the functional integrity of patients’ neural structures throughout the procedure communicating in real-time with the surgeon and technologist. Accredited by The Joint Commission, Assure’s mission is to provide exceptional surgical care and a positive patient experience. For more information, visit the company’s website at www.assureneuromonitoring.com.

7887 E. Belleview Ave. Suite 500 Denver, CO 80111 (720)287-3093

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws, including, but not limited to comments with respect to: the timing of the year end 2022 conference call, expectations with respect to the Company’s growth and development and the quality and results of future services. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the uncertainty surrounding the spread of COVID-19 and the impact it will have on the Company’s operations and business, its remote neurology business, and economic activity in general; and risks and uncertainties discussed in our most recent annual and quarterly reports filed with the United States Securities and Exchange Commission, including our annual report on Form 10-K filed on March 31, 2023, and available on the Company’s EDGAR profile at www.sec.gov, which risks and uncertainties are incorporated herein by reference. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Investor Contact

Brett Maas, Managing Principal, Hayden IR

ionm@haydenir.com

(646) 536-7331